SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                           June 2, 1999 (May 27, 1999)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


          Delaware                    1-10308                     06-0918165
(State or other jurisdiction     (Commission File No.)         (I.R.S. Employer
     of incorporation or                                  Identification Number)
                organization)

    9 West 57th Street
      New York, NY                                                  10019
  (Address of principal                                          (Zip Code)
     executive office)


                                 (212) 413-1800
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.  Other Events

     At our Annual Meeting of Stockholders held on May 27, 1999, our stockholders approved amendments to Article V, Section 1(a), 1(d), 3(d) and 4 of our By-Laws to eliminate the provision requiring the Executive Committee of the Board of Directors to nominate certain persons nominated by the former directors of CUC International Inc. and to eliminate the Litigation Committee of the Board of Directors. At the Annual Meeting, 702,522,495 votes were duly cast FOR the approval of such amendments representing more than 80% of our outstanding shares of common stock. The Amended and Restated By-Laws are attached hereto as Exhibit 3.1


Item 7.  Exhibits

Exhibit
   No.            Description
-------           -------------------------------------------------------------


3.1               Amended and Restated By-Laws

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENDANT CORPORATION



                                    By:   /s/  James E. Buckman
                                          James E. Buckman
                                          Vice Chairman and
                                          General Counsel


Date:  June 2, 1999

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                    Report Dated June 2, 1999 (May 27, 1999)



                                  EXHIBIT INDEX


Exhibit
   No.            Description
--------          -------------------------------------------------------------

3.1               Amended and Restated By-Laws